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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-35164) of SpeechWorks International, Inc. of our report dated January 25, 2001, except for the second paragraph of Note 16 for which the date is February 28, 2001, relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 15, 2001